Investment in Equity-Accounted Investees (Tables)	12 Months Ended
Mar. 31, 2024
Equity Method Investments [Abstract]
Summary of Financial Information for Individually Immaterial Associates

The Group has interests in a number of individually immaterial equity-accounted investees. The following table analyses, in aggregate, the carrying amount of interests and share of profit (loss) and other comprehensive income in these associates and joint venture.

	As at March 31
Particulars	2023	2024
Carrying amount of interests in associates	2,070	2,022

	For the year ended March 31
Particulars	2022	2023	2024
Company's share of profit (loss) in associates	34	10	(23)
Company's share of profit in joint venture	—	—	75
Company's share of other comprehensive income in associates	—	—	—
Company's share of other comprehensive income in joint venture	—	—	—
Company's share of total comprehensive income (loss)	34	10	52